SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                            FORM 8-K



                         CURRENT REPORT



                 PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) August 25, 1995

                     Berkshire Hathaway Inc.
     (Exact name of registrant as specified in its charter)


Delaware                     1-10125                   04-2254452
(State or other         (Commission File         (I.R.S. Employer
jurisdiction of              Number)          Identification No.)
incorporation)

1440 Kiewit Plaza, Omaha, Nebraska                          68131
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code (402) 346-1400

                         Not Applicable
(Former name or former address, if changed since last report)

Item 5.   Other Events.

          Berkshire Hathaway Inc. (the "registrant") and GEICO Corporation ("GEICO") have entered into an Agreement and Plan of Merger dated as of August 25, 1995 (the "Merger Agreement"), which is filed herewith as Exhibit 1 and is incorporated herein by reference.

          The registrant and GEICO have issued a joint press release announcing the Merger Agreement, which is filed herewith as Exhibit 2 and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

          (c)  The following exhibits are filed with this report:

     Exhibit Number                          Description

          1 Agreement and Plan of Merger dated as of August 25, 1995, between the registrant and
                                        GEICO Corporation.

          2                             Press Release of the
                                        registrant and GEICO issued
                                        August 25, 1995.

                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BERKSHIRE HATHAWAY INC.



                              By:  /s/ Marc D. Hamburg
                                   Name:  Marc D. Hamburg
                                   Title: Vice President and
                                          Chief Financial Officer

Dated: August 25, 1995

                          EXHIBIT INDEX


Exhibit Number                               Description

     1 Agreement and Plan of Merger dated as of August 25, 1995, between the registrant and
                                        GEICO Corporation.

     2                                  Press Release of the
                                        registrant and GEICO
                                        Corporation issued August 25,
                                        1995.